EX 10.8


         LIMITED GUARANTEE AND SECURITY AGREEMENT, dated as of December 31, 2003, among ACL SEMICONDUCTORS INC., a Delaware corporation with executive offices located at B24-B27,1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road, Kowloon, Hong Kong, Attention: President ("BORROWER"), ORIENT FINANCIAL SERVICES LIMITED and MR. LI WING KEI of 18/F., One International Finance Centre, 1 Harbourview Street, Central, Hong Kong together with EMERGING GROWTH PARTNERS, INC., a Nevada corporation (collectively, the "GUARANTORS"), and PROFESSIONAL TRADERS FUND, LLC, a New York limited liability company with executive offices located at 990 Stewart Avenue, Suite 420, Garden City, New York 11530, Attention: Marc K. Swickle, Manager ("INVESTOR").

                                  INTRODUCTION

         Investor anticipates the possibility of making loans or extending credit to Borrower pursuant to the terms of a 12% Convertible Note, dated as of the date hereof (the "NOTE"), of Borrower. Each Guarantor is a stockholder of Borrower. In order to induce Investor to make the loans and extend the credit to Borrower pursuant to the Note, each Guarantor has agreed, subject to the limitations set forth herein, to guarantee and secure on a several basis the obligations of Borrower under the Note, with 1,200,000 shares of common stock of the Borrower (the "SHARES"), held beneficially and of record thereby, all as more fully set forth herein and in the Escrow Agreement. Of the Shares, 700,000 are "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby agrees as follows:

I.       LIMITED GUARANTEE

         SECTION 1.01      GUARANTEE BY GUARANTOR.

         Subject to Section 1.07 hereof, each of the Guarantors, on a several basis, hereby unconditionally, irrevocably, and absolutely guarantees to Investor (i) the due and punctual payment and collectibility of the principal of, and the premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy or reorganization, whether or not a claim for post-filing interest is allowed in such proceeding) on, all obligations of Borrower under the Note, when and as the same shall become due and payable, whether at maturity of such obligations, by acceleration, or otherwise, (ii) the due and punctual payment and collectibility of interest on the overdue principal of, and premium and interest, if any, on, all obligations of Borrower under the Note, to the extent lawful, (iii) the due and punctual performance of all of the covenants, agreements, and other obligations of Borrower to Investor in accordance with the terms of the Note, and (iv) in the case of any extension of time of payment or renewal of any of the obligations of Borrower under the Note, that the same will be promptly paid in full when due or performed in accordance with the terms of such extension or renewal, at stated maturity, by acceleration, or otherwise.

         SECTION 1.02 ABSOLUTE, IRREVOCABLE, AND UNCONDITIONAL OBLIGATION. Subject to Section 1.07 hereof, each Guarantor hereby agrees that its obligations hereunder shall be absolute, irrevocable, and unconditional, irrespective of, and shall be unaffected by, the identity of Borrower, the nature of the obligation of Borrower to Investor (whether as obligor, guarantor, or otherwise), any invalidity, irregularity, or unenforceability of any such obligation or this guarantee, any failure to enforce any of the provisions of the Note or this guarantee, any waiver, modification, or indulgence granted to any of the Guarantors or Borrower with respect thereto by Investor, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of surety or guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency, or bankruptcy of Borrower, any right to require a proceeding first against Borrower, the benefit of discussion, protest, or notice with respect to such obligations, and all demands whatsoever, and covenants that this guarantee will not be discharged as to any obligation of Borrower under the Note or to Investor, except by payment in full of the principal amount due under the Note, premium, if any, and interest thereon, and by the complete performance of the obligations contained in the Note and this guarantee.

         SECTION 1.03 ACCELERATION OF OBLIGATIONS. Each Guarantor hereby agrees, to the fullest extent it may lawfully do so, that, as between the Guarantors, on the one hand, and Investor, on the other, (a) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Note for the purposes of this guarantee, notwithstanding any stay, injunction, or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby and
(b) in the event of any declaration of acceleration of such obligations, such obligations (whether or not due or payable) shall forthwith become immediately due and payable by the Guarantors for the purposes of this guarantee.

         SECTION 1.04 REINSTATEMENT OF GUARANTEE. If Investor is required by any court or otherwise to return to Borrower or any Guarantor, or any custodian, receiver, liquidator, trustee, sequestrator, or other similar official acting in relation to Borrower, any amount paid to Investor in respect of the Note, this guarantee, to the extent of such amount so returned, shall be reinstated in full force and effect.

         SECTION 1.05 SUBROGATION. Each Guarantor hereby irrevocably waives any claim or other rights which it may now have or hereafter acquire against performance or enforcement of his obligations under this guarantee, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Investor against Borrower or any collateral which Investor hereafter acquires, whether or not such claim, remedy, or right arises in equity, or under contract, statute, or common law, including, without limitation, the right




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


to take or receive from Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the payment in full of all obligations and all other amounts payable under this guarantee, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, Investor and shall forthwith be paid to Investor to be credited and applied upon such guaranteed obligations, whether matured or unmatured, in accordance with the terms of the Note.

         SECTION 1.06 OTHER REMEDIES. Except as set forth in Section 1.07 hereof, nothing contained in this Article I or elsewhere herein is intended to or shall impair, as between any Guarantor and Investor, the obligation of Guarantors, which is absolute and unconditional, to pay to Investor the obligations of Borrower under the Note as and when the same shall become due and payable in accordance with the provisions thereof, or the performance of the covenants, agreements, or other obligations of Borrower to Investor in accordance with the terms of the Note, nor shall anything herein prevent Investor from exercising all remedies otherwise permitted by applicable law upon default under the Note.

         SECTION 1.07 LIMITATIONS ON GUARANTEE. Notwithstanding anything herein to the contrary, the guarantee provided herein shall be limited to the Shares, which Shares, simultaneously with the execution hereof, shall be delivered in proper form for transfer to Sullivan & Worcester, as escrow agent (the "ESCROW AGENT"), maintaining the escrow account (the "ESCROW") pursuant to the Stock
Purchase and Escrow Agreement, dated as of the date hereof (the "ESCROW AGREEMENT") among the Guarantors, Investor, and the Escrow Agent. Other than the Shares and any other Collateral (as hereinafter defined) of each Guarantor, Investor expressly acknowledges that such Guarantor shall have no obligations or liability to Investor or to any other entity with respect to the Note or the obligations of Borrower thereunder, and Investor expressly waives all other causes of action against such Guarantor with respect to the Note and the obligations of Borrower thereunder. Investor and each Guarantor acknowledge that Investor shall be entitled to withdraw Shares from the Escrow, and the number of Shares in the Escrow shall thereby be decreased, upon conversion of the Note pursuant to Section 2(b)(ii), 6(a), and/or 8 thereof and Section 4.03 of the Escrow Agreement.

II.      SECURITY INTEREST

         SECTION 2.01 GRANT OF SECURITY INTEREST. Each Guarantor hereby grants to Investor a first priority security interest in and to the following (the "COLLATERAL"):

                  (a)      the Shares;

                  (b) all additional shares of stock of owned of record or beneficially by such Guarantor or any successor in interest thereto or any other securities, options, or rights received by the such Guarantor pursuant to any reclassification,



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

         reorganization, increase or reduction of capital, or stock dividend, attributable to the Collateral, or in substitution of, or in exchange for, any of the Collateral;

                  (c) all certificates representing the shares or other securities or property referred to in clauses (a) and (b) above; and

                  (d) all dividends, cash, instruments, and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the shares referred to in clauses (a) and (b) above.

         SECTION 2.02 SECURITY FOR GUARANTEE. This Agreement secures, and the Collateral is security for, the indefeasible payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all obligations, whether now or hereafter existing, of the Guarantors pursuant to the guarantee set forth in Article I hereto, whether for principal, premium, interest, fees, expenses, or otherwise.

         SECTION 2.03 DELIVERY OF COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to, and held by, the Escrow Agent as set forth in, and pursuant to, the Escrow Agreement, and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment undated and in blank, with medallion signature guarantee, if available, all in form and substance satisfactory to Investor in its sole discretion. If Borrower shall not satisfy its obligations under the Note, Investor shall have the right, where permitted by law, in its sole discretion and without notice to the Guarantors, to transfer to, or to register in its name or in the name of any of its nominees, any or all of the Collateral in accordance with, and pursuant to, this Agreement, the Note, and the Escrow Agreement.

III.     REPRESENTATIONS AND WARRANTIES

         Each Guarantor makes the following representations and warranties, each and all of which shall survive the execution and delivery of this Agreement:

         SECTION 3.01 RESIDENCE OF GUARANTOR. The principal place of residence of such Guarantor is located at the address first specified above for such Guarantor.

         SECTION 3.02 FORFEITURE; REPURCHASE; OPTIONS. No portion of the Collateral attributable to such Guarantor (i) is subject to forfeiture pursuant to any vesting requirements, and (ii) are subject to any repurchase rights. There are no existing options, warrants, calls, or commitments of any character whatsoever relating to any of the Shares attributable to such Guarantor.

         SECTION 3.03 OWNERSHIP. Such Guarantor is, and at the time of delivery of the Investor will be, the legal and beneficial owner of the portion of the Collateral specified in any Schedule hereto as owned by such Guarantor, free and clear of any lien, security interest, or other charge or encumbrance, except for the lien created hereby. Of the



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

Shares, 700,000 are "restricted securities" as defined in Rule 144 under the Securities Act. Each Guarantor hereby agrees to cooperate with the Borrower to register such restricted securities for resale under the Securities Act.

         SECTION 3.04 SECURITY INTEREST. The security interest with respect to the Shares pursuant hereto creates a valid and perfected first priority security interest in the Collateral attributable to such Guarantor, securing payment of the Note, so long as the Escrow Agent shall remain in possession of certificates representing the Shares, as well as all other evidences of Collateral.

         SECTION 3.05 AUTHORITY. Such Guarantor has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement. This Agreement has been duly authorized, executed, and delivered by such Guarantor and constitutes the legal, valid, and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms. No consent of any party to any contract, arrangement, or understanding to which such Guarantor is a party, or to which it or any of his assets are subject, is required in connection with the execution or delivery of, or the performance of its obligations under, this Agreement. The execution and delivery of, and the performance by such Guarantor of his obligations under, this Agreement will not violate, result in a breach of, or conflict with, any term of any such contract, arrangement, or understanding, or violate or result in a breach of, or conflict with any order, judgment, or decree, or, to the best knowledge of such Guarantor, any law, rule, or regulation binding upon such Guarantor or to which it or any of its businesses, properties, or assets are subject. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by such Guarantor of the guarantee or the security interest granted hereby, including the deposit of the Collateral attributable to such Guarantor into the Escrow or for the execution, delivery, or performance of this Agreement by such Guarantor or (ii) for the perfection of, or the exercise by Investor of, its rights and remedies hereunder.

IV.      FURTHER ASSURANCES

         SECTION 4.01 BY THE GUARANTORS. Each Guarantor hereby agrees that from time to time, at such Guarantor's sole expense, such Guarantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Investor may request, in order to protect the guarantee set forth in Article I to this Agreement and to perfect and protect any security interest granted or purported to be granted hereby or to enable Investor to exercise and enforce its rights and remedies hereunder with respect to the guarantee and any of the Collateral.

         SECTION 4.02 FILINGS. Each Guarantor hereby authorizes Investor to file one or more financing or continuation statements, and amendments thereto, relative to the Collateral without the signature of such Guarantor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.



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

         SECTION 4.03 DEFENSE OF TITLE. Each Guarantor agrees to defend the title to the Collateral and the lien thereon and security interest therein of Investor created hereby against the claim of any person and to maintain and preserve such lien and security interest until the earlier of (a) satisfaction in full of the obligations of such Guarantor pursuant to Article I hereof and
(b) the withdrawal of the last of the Shares from the Escrow pursuant to Section
1.07 hereof and the Escrow Agreement.

V.       VOTING RIGHTS, ETC.

         SECTION 5.01 GENERALLY. Until the withdrawal of any particular Share from the Escrow, each Guarantor shall be entitled to exercise any and all voting and other consensual rights with respect to such Shares attributable thereto for any purpose not inconsistent with the terms hereof or the Note.

         SECTION 5.02 DEFAULTS. Upon withdrawal of any particular Share from the Escrow pursuant to Section 1.07 hereof and the Escrow Agreement, all rights of the Guarantor depositing such Share into the Escrow to exercise its voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.01 hereof shall cease, and all such rights shall thereupon become vested in Investor, which shall thereupon have the sole right to exercise such voting and other consensual rights.

         SECTION 5.03 ADDITIONAL ACTIONS. In order to permit Investor to exercise the voting and other rights which he may be entitled to exercise pursuant to Section 5.02 hereof, each Guarantor shall, if necessary, upon written notice of Investor, from time to time, execute and deliver to Investor appropriate proxies, dividend payment orders, and other instruments as Investor may reasonably request.

VI.      TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES

         Each Guarantor agrees that he or it will not (i) sell, assign, or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the lien in favor of Investor pursuant hereto.

VII.     ATTORNEY-IN-FACT; INVESTOR MAY
         PERFORM

         SECTION 7.01      ATTORNEY-IN-FACT.  [INTENTIONALLY OMITTED]

         SECTION 7.02 INVESTOR MAY PERFORM. If any Guarantor fails to perform any agreement contained herein, Investor may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of Investor incurred in




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

connection therewith shall be payable by such Guarantor pursuant to the terms of this Agreement.

VIII.    INVESTOR'S DUTIES; REASONABLE CARE

         [INTENTIONALLY OMITTED]

IX.      REMEDIES UPON DEFAULT; EXPENSES

         SECTION 9.01 REMEDIES UPON DEFAULT ON THE NOTE. If Borrower shall not satisfy its obligations under the Note:

         (a) Investor may withdraw Collateral from the Escrow pursuant to, and in accordance with, the terms of the Escrow Agreement, in addition to other rights and remedies provided for in the Note or otherwise available to it, all the rights and remedies of a secured party in case of a default by a debtor under the Uniform Commercial Code, and Investor may also, upon withdrawal of the Collateral from the Escrow and without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board, for cash, on credit or for future delivery, and upon such other terms as Investor may deem commercially reasonable. Such Guarantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to such Guarantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Investor shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Investor may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Guarantor hereby waives any claims against Investor arising by reason of the fact that the price at which any of the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Investor accepts the first offer received and does not offer the Collateral to more than one offeree.

         (b) Any cash held by Investor as Collateral and all cash proceeds received by Investor in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by Investor:

                  FIRST, to the payment of the costs and expenses of such sale, including, without limitation, reasonable compensation to Investor and its agent and counsel, and all expenses, liabilities, and advances made or incurred by Investor in connection therewith;

                  NEXT, to Investor, for the payment in full of the Borrower's obligations pursuant to the Note; and finally, after payment in full of the Borrower's obligations pursuant to the Note, to the payment of the Guarantors, or his or its successors or assigns, or to the Guarantors or whomsoever may be lawfully



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

         entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         (c) Anything contained herein to the contrary notwithstanding, Investor may exercise all rights and remedies available to it pursuant hereto or under law, which remedies shall be deemed cumulative and not exclusive.

         SECTION 9.02      EXPENSES.

         The Borrower, shall, upon demand, be responsible to pay to Investor the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Investor may reasonably incur in connection with (a) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (b) the exercise or enforcement of any of the rights of Investor pursuant hereto, or (c) the failure by any Guarantor to perform or observe any of the provisions hereof.

X.       SECURITY INTEREST ABSOLUTE; CONTINUING SECURITY
         INTEREST

              SECTION 10.01 SECURITY INTEREST ABSOLUTE. All rights of Investor and security interests granted herein, and all obligations of the Guarantors pursuant hereto, shall be absolute and unconditional irrespective of:

                  (i)      any  lack  of  validity  or   enforceability  of  the
                           guarantee;

                  (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the obligations under the guarantee or any other amendment or waiver of, or any consent to any departure from, the guarantee;

                  (iii) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of, or consent to departure from, the guarantee or any obligation thereunder; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or a third party grantor of a security interest.

         SECTION 10.02 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing first priority security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the indefeasible payment in full of the Note and the withdrawal of the last of the Collateral from the Escrow, (b) continue to be effective or be reinstated, as the case may be, if at any time payment of the obligations pursuant to Article I hereof, or any part thereof, is rescinded or reduced in amount or must otherwise be restored or returned by any Guarantor all as though such payment or performance had




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not been made, (c) be binding upon each  Guarantor,  his, her, or its successors and assigns, and (d) inure, together with the rights and remedies of Investor pursuant hereto, to the benefit of Investor and its transferees and assigns. Upon the satisfaction of the obligations under the Note, each Guarantor shall be entitled to the return, upon his request and at his expense, of such portion of the Collateral attributable thereto as shall not have been sold or otherwise applied pursuant to the terms hereof.

XI.      MISCELLANEOUS

         SECTION 11.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11.02 NOTICE. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Guarantors, mailed or telegraphed or delivered to it, addressed to them at the addresses specified in the introductory paragraph hereof, if to Investor, mailed or delivered to it at the address of Investor specified in the introductory paragraph hereof, or as to any party hereto at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         SECTION 11.03 WAIVER. No failure on the part of Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         SECTION 11.04 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or document required pursuant hereto shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or document required pursuant hereto.

         SECTION 11.05 GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Uniform Commercial Code are used herein as therein defined. Any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Southern District of New York and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it or he is not subject personally to the jurisdiction of such court, that its or his property is exempt or immune from attachment or execution, that the



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

action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         SECTION 11.06 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which, when taken together shall constitute one original.







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


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                        PRINT DATA CORP.


                                        BY: /S/ CHUNG-LUN YANG
                                           -------------------------------------
                                            NAME:  CHUNG-LUN YANG
                                            TITLE:   CHIEF EXECUTIVE OFFICER

                                        ORIENT FINANCIAL SERVICES LTD.



                                        BY: /S/ NILS A. OLLQUIST
                                           -------------------------------------
                                            NAME: NILS A. OLLQUIST
                                            TITLE: DIRECTOR



                                         /S/ LI WING KEI
                                        ----------------------------------------
                                        LI WING KEI

                                        EMERGING GROWTH PARTNERS, INC.,



                                        BY: /S/ KEVIN WELCH
                                           -------------------------------------
                                            NAME: KEVIN WELCH
                                            TITLE:

                                        PROFESSIONAL TRADERS FUND, LLC



                                        BY: /S/ MARC K. SWICKLE
                                           -------------------------------------
                                            NAME: MARC K. SWICKLE
                                            TITLE: MANAGER





                                       11